UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: November 7, 2017
(Date of earliest event reported)

THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

9.01	Financial Statements and Exhibits	4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The E.W. Scripps Company (the “Company” or “Scripps”) announced that Lisa Knutson was appointed Executive Vice President and Chief Financial Officer (the “CFO”). Ms. Knutson, has been serving as Interim CFO since the departure of Tim Wesolowski in early October. On November 7, 2017, the Company's Board of Directors appointed Ms. Knutson to the position of CFO.
Ms. Knutson, 52, joined Scripps in 2005 and held a variety of roles before taking over the role of Executive Vice President and Chief Strategy Officer. Prior to 2017, Ms. Knutson served as Senior Vice President/Chief Administrative Officer of human resources, where she managed company-wide functions including human resources, information technology, outsourcing governance, project management, corporate communications and The Scripps National Spelling Bee. She also served as the Senior Vice President of human resources where she focused on strategic oversight of all aspects of human resources, including organizational design, performance and succession management, learning and development, compensation, benefits, employee relations, human resources operations and change management. Prior to coming to Scripps in 2005, she had worked most of her career at Fifth Third Bank and at Arthur Anderson, where she developed and oversaw an operating and sales budget for a $105 million multi-office practice and human resources and staffing across nine locations. Ms. Knutson is a Certified Public Accountant and has a bachelor’s degree in accountancy from Miami University.
Ms. Knutson serves as a corporate director for WesBanco, Inc. (WSBC) Wheeling, West Virginia, and is a member of the compensation committee. She also serves on the board of the Cincinnati Regional Chamber and is a member of its Executive Committee.
On November 9, 2017, the Company issued a press release announcing certain of the matters set forth above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

99.1	Press release dated October 3, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Senior Vice President, Controller and Treasurer
(Principal Accounting Officer)
Dated: November 13, 2017

4